UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – March 30, 2020

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of New Director

Pursuant to the Third Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Oncor Electric Delivery Company LLC (“Oncor”), Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”), which owns 80.25% of Oncor’s outstanding equity interests and is indirectly wholly-owned by Sempra Energy (“Sempra”), has the right to designate two directors (each, a “Majority Member Director”) to serve on Oncor’s Board of Directors (the “Board”). George W. Bilicic, a Majority Member Director, resigned from the Board, effective as of March 30, 2020, and Oncor Holdings designated Trevor I. Mihalik as his successor to serve on the Board as a Majority Member Director, effective as of March 31, 2020, pursuant to written direction delivered by Sempra Texas Intermediate Holding Company LLC, the sole member of Oncor Holdings, in accordance with the LLC Agreement. As of the date hereof, the Board has not elected Mr. Mihalik to any Board committees.

Mr. Mihalik, 53, is Executive Vice President and Chief Financial Officer of Sempra, a role he has held since May 2018. Prior to that role, he served as Sempra’s Senior Vice President from December 2013 until April 2018 and as its Controller and Chief Accounting Officer from July 2012 until April 2018. Prior to joining Sempra, he served as Senior Vice President of Finance for Iberdrola Renewables, the U.S. subsidiary of Iberdrola S.A., a multinational utility and energy company headquartered in Bilbao, Spain. Prior to that, he was Vice President of Finance for Chevron Natural Gas and also served as its Vice President of Finance and Chief Financial Officer for their natural gas marketing, trading and storage joint venture, Bridgeline Holdings. Mr. Mihalik spent the first nine years of his career working in Houston and London in the energy practice of Price Waterhouse. Since December 2019 he has served on the board of directors of WD-40 Company, a Nasdaq listed global marketing organization that develops and sells maintenance, homecare and cleaning products, and since 2017 he has served on the board of directors of San Diego Gas and Electric Company and Southern California Gas Company, both of which are indirect subsidiaries of Sempra. He is also on the advisory board for the University of San Diego’s School of Business Administration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: April 3, 2020